April 26, 2000



Securities and Exchange Commission
Operations Center
6432 General Green Way
Alexandria, VA  22312-2413

Gentlemen:

We are transmitting herewith Vectren Corporation's
Current Report on Form 8-K.

Very truly yours,


/s/James A.Hummel, II
James A.Hummel, II
JH:tmw



             SECURITIES AND EXCHANGE COMMISSION
                   Washington, DC   20549

                          FORM 8-K

                       CURRENT REPORT

                  Pursuant to Section 13 of
                   15(d) of the Securities
                    Exchange Act of 1934

      Date of Report (Date of earliest event reported)
                       April 26, 2000


                     VECTREN CORPORATION
   (Exact name of registrant as specified in its charter)


       Indiana                1-15467                35-2086905
(State of Incorporation) (Commission File Number) (I.R.S. Employer
                                                   Identification
                                                   No.)

   20 N.W. Fourth Street
     Evansville, Indiana                           47741
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (812)465-5300


                            N/A
    (Former name or address, if changed since last report.)

Item 5.  Other Events

On April 26, 2000, Vectren Corporation (the Company) released summary financial information to the investment community regarding the Company's results of operations, financial position and cash flows for the three- and twelve-month periods ended March 31, 2000. The financial information released is included herein. This information is summary in nature, does not include footnote disclosures and should not be considered complete financial statements.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company, is hereby filing cautionary statements identifying important factors that could cause actual results of the company and its subsidiaries, including, Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.

Item 7.  Exhibits

99-1 Press Release - First Quarter 2000

99-2 Financial Analyst Report - First Quarter 2000

99-3 Cautionary Statement for Purposes of the "Safe
     Harbor" Provisions of the Private Securities
     Litigation Reform Act of 1995


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VECTREN CORPORATION

April 26, 2000

                                  By:  /s/ M. Susan Hardwick
                                           M. Susan Hardwick
                               Vice President and Controller